Exhibit 10(v)

                                November 7, 2002

                                  SUPPLEMENTAL
                              LETTER LOAN AGREEMENT


The Beard Company
5600 N. May Avenue, Suite 320
Oklahoma City, Oklahoma 73112

Gentlemen:

This Supplemental Letter Loan Agreement supplements the previous Amended Letter Loan Agreement between the parties hereto dated October 3, 2002.

This Supplemental Letter Loan Agreement sets forth the terms and conditions under which we have agreed to supplement your existing $3,000,000 long-term line of credit with a short-term revolving loan to you in the principal amount of $150,000.00 (the "Loan").

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
1.  LENDER:            The  William M. Beard and Lu Beard  1988  Charitable  Unitrust
                       (the "Unitrust").

2.  BORROWER:          The Beard Company.

3.  AMOUNT:            Such  amounts as the Borrower may request from time to time up to  $150,000.00.  The Loan shall be  evidenced by a promissory note in the  amount  of  $150,000.00  dated as of  today  (the
                       "Note").  The Borrower shall be permitted to obtain  advances, make prepayments,  and obtain additional  advances,  up to the amount of the Note.

4.  INTEREST RATE:     A fixed rate of 10.00%.

5.  REPAYMENT:         The  outstanding  principal  balance (the "Indebtedness") plus unpaid accrued interest shall  be due  and payable  on October
                       31, 2003. The parties agree that any payments made by Borrower to Lender shall be applied first to this Loan.

6.  COLLATERAL:        The  Lender,   together  with  certain  Note   Holders,   have
                       previously  filed a Deed of Trust,  Assignment of  Production, and  Financing  Statement  of record (a "Lien") on its working and  overriding  royalty  interests in the McElmo Dome Unit in
                       Montezuma  and Dolores  Counties  of  Colorado  ("Interests").
                       The  Borrower  will not sell,  transfer,  convey or  otherwise dispose of any of the Interests,  whether pursuant to a single transaction or a series of transactions.

7.  COVENANT:          Until the  Indebtedness  has been paid in full,  the  Borrower will not sell,  transfer,  convey or otherwise dispose of, all or a substantial  portion of its assets now owned or hereafter acquired,  whether  pursuant  to  a  single  transaction  or a series of  transactions,  and the  Borrower  will not merge or consolidate  with any  person or  entity  or  permit  any such merger or  consolidation  with the  Borrower.  This  paragraph specifically  excludes  asset  sales  incurred  in the  normal course of business.

8.  EVENTS OF DEFAULT: If  any of  the following conditions or events ("Events of De-
                       fault") shall occur and be continuing:

                       A. Failure of the  Borrower to  pay when  due any amounts, in-
                          cluding  principal  or interest on the Note (whether at the stated maturity, upon acceleration or otherwise).

                       B. Any Event of Default as in the Note

                       C. Any default or breach  in  the performance of any covenant, obligation, representation, warranty or provision contained in this  Letter  Loan  Agreement  or  in the Note or in any other note or obligation of Borrower to the Unitrust.

                       D. The  Borrower  shall:  (i) apply  for or consent to the ap-
                          pointment  of  a custodian, receiver, trustee or liquidator of the  Borrower  or any  of its  properties, (ii) admit in writing  the  inability  to  pay, or generally fail to pay,
                          its  debts  when  they  come  due,   (iii)  make  a general
                          assignment  for  the  benefit of  creditors,  (iv) commence any  proceeding  relating  to  the  bankruptcy, reorganiza-
                          tion,  liquidation,  receivership,   conservatorship,   in-
                          solvency,  readjustment  of  debt,  dissolution or liquida-
                          tion  of  the  Borrower,  or  if corporate action should be taken  by  the  Borrower  for the  purpose of effecting any of  the  foregoing,  (v)  suffer  any  such  appointment or commencement  of  a  proceeding  as described in clause (i)
                          or  (iv) of  this  paragraph, which appointment or proceed-
                          ing  is  not  terminated  or  discharged within 60 days, or
                          (vi) become insolvent.
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     THEN upon the occurrence of any Event of Default described in the foregoing paragraphs the unpaid  principal amount of and accrued interest on the Loan
     shall   automatically   become   immediately   due  and  payable,   without
     presentment,  demand,  protest or other  requirements  of any kind,  all of which are hereby expressly waived by Borrower.

If the foregoing terms and conditions are acceptable to you, please acknowledge your agreement by signing below and returning one copy of this Letter Loan Agreement to us.

Sincerely,

LENDER:
THE WILLIAM M. BEARD AND LU BEARD
1988 CHARITABLE UNITRUST

WILLIAM M. BEARD                    LU BEARD
William M. Beard, Trustee           Lu Beard, Trustee


Accepted effective this 7th day of November, 2002.

BORROWER:
THE BEARD COMPANY

HERB MEE, JR.
Herb Mee, Jr., President